SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



  Pursuant  to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 17, 2004



                           Commission File No. 1-11781




                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)




               Ohio                                       31-0676346
  -------------------------------             ---------------------------------
   (State or other jurisdiction               (IRS Employer Identification No.)
        of Incorporation)




            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (937) 428-6360

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following is furnished as an exhibit to this --------- Form 8-K pursuant to Item 601 of Regulation S-K:

 99.1   Press release of the Company dated August 17, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On August 17, 2004, Dayton Superior Corporation issued a press release containing summary financial results for the second quarter and first half of 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DAYTON SUPERIOR CORPORATION



                                    By: /s/    Edward J. Puisis
                                    ----------------------------------
                                        Name:  Edward J. Puisis
                                        Title: Vice President and
                                               Chief Financial Officer

Date:  August 17, 2004